                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                          reported): October 14, 2005

              Credit Suisse First Boston Mortgage Securities Corp.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                      333-121904              13-3320910
------------------------------         --------------     ----------------------
 (State or other jurisdiction           (Commission          (I.R.S. Employer
       of incorporation)                File Number)        Identification No.)

      11 Madison Avenue,
      New York, New York                                           10010
------------------------------                               ----------------
     (Address of principal                                       (Zip Code)
      executive offices)

        Registrant's telephone number, including area code (212) 325-2000
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (SEE General Instruction A.2. below):
/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01     Other Events.

Attached as Exhibit 99.1 to this Current Report is a structural term sheet (the "Structural Term Sheet") furnished to the Registrant by Credit Suisse First Boston LLC (the "Underwriter") in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 2005-C5 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-121904) (the "Registration Statement"). The Registrant hereby incorporates the Collateral/Structural Term Sheet by reference in the Registration Statement.

The Structural Term Sheet was prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral/Structural Term Sheet.

Any statement or information contained in the Collateral/Structural Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01     Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.   Description
-----------   -----------
       99.1   Structural Term Sheet.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CREDIT SUISSE FIRST BOSTON MORTGAGE
                                           SECURITIES CORP.


                                           By:  /s/ Jeffrey Altabef
                                               ------------------------------
                                               Name:  Jeffrey Altabef
                                               Title: Vice President


Dated: October 18, 2005

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                                INDEX TO EXHIBITS

                                       Paper (P) or
Exhibit No.  Description              Electronic (E)
-----------  -----------              --------------
99.1         Structural Term Sheet        E